EXHIBIT 23.1

              CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January
19, 1998, which appears on page 17 of Gibraltar Steel
Corporation's Annual Report on Form 10-K for the year ended
December 31, 1997.





PRICE WATERHOUSE LLP
/s/ PRICE WATERHOUSE LLP

Buffalo, New York
June 12, 1998